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                                                                   EXHIBIT 10.26

                                 USTRAILS INC.

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement ("AGREEMENT") is made and entered into as of
                                   ---------
the Date of Grant indicated below by and between USTrails Inc., a Nevada corporation (the "COMPANY"), and the William J. Shaw ("OPTIONEE").
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     A. Optionee is the President and Chief Executive Officer of the Company. In
order to retain and motivate Optionee subsequent to the consummation of the restructuring of the outstanding debt represented by the Company's 12% Senior Secured Notes Due 1998, and to align the interest of Optionee with the stockholders of the Company by providing for a proprietary interest of Optionee in the Company, all of which will substantially benefit the Company, the Special Committee of the Board of Directors of the Company (the "BOARD") has approved
                                                         -----
the grant to Optionee of an option to purchase shares of the common stock, par value $E.01 per share, of the Company (the "COMMON STOCK"), on the terms and
                                            ------------
conditions set forth herein.

     B. In consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows.

        1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby
           ---------------------------------------------
grants to Optionee, subject to stockholder approval (which stockholder approval shall be within twelve months of the Date of Grant), and Optionee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "OPTION SHARES") at the Exercise Price per
                                   -------------
share indicated below, which option shall expire at 5:00 o'clock p.m. (local time at the Company's principal executive office) on the Expiration Date indicated below (unless earlier terminated pursuant to Section 2 hereof or, with respect to the portion of the Option not constituting an Incentive Stock Option, extended pursuant to Section 8(c) hereof), and shall be subject to all of the terms and conditions set forth in this Agreement (the "OPTION").
                                                       ------
DATE OF GRANT:                  August 1, 1996

NUMBER OF SHARES PURCHASABLE:   664,495

EXERCISE PRICE PER SHARE:       $.69

EXPIRATION DATE:                July 31, 2006

OPTIONS TO PURCHASE UP TO 144,927 OPTION SHARES ARE INTENDED TO QUALIFY AS AN INCENTIVE STOCK OPTION (FOR PURPOSES HEREOF, SUCH PORTION OF THE OPTION IS REFERRED TO AS THE "INCENTIVE STOCK OPTION") UNDER SECTIONE422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("CODE"). THE COMPANY AND THE OPTIONEE HEREBY ACKNOWLEDGE THAT THE EXERCISE PRICE REPRESENTS THE FAIR MARKET VALUE OF THE COMMON STOCK ON THE DATE OF GRANT. THE OPTION SHALL BE EXERCISABLE, DURING HIS LIFETIME, ONLY BY THE OPTIONEE. THE OPTIONS WITH RESPECT TO ALL OTHER OPTION SHARES SHALL NOT BE AN INCENTIVE STOCK OPTION, BUT RATHER SHALL BE A NONQUALIFIED OPTION.

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     2.  TERMINATION OF OPTION.

          (a) TERMINATION OF EMPLOYMENT OR OTHER STATUS.

               (i) Death or Disability.  In the event that Optionee shall cease
                   -------------------
     to be an employee of the Company (such event shall be referred to herein as the "TERMINATION" of Optionee's "STATUS") by reason of the death or
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     Permanent Disability (as hereinafter defined) of Optionee, then the Option shall, subject to Section 8(c), terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Status. "PERMANENT DISABILITY" shall be deemed to have occurred if:
               --------------------

                    (A) as result of the Optionee's incapacity due to physical or mental illness, the Optionee shall have been continuously absent from his duties for at least six
                         (6) consecutive months, and

                    (B) the Company shall have given the Optionee written notice of the termination of the Optionee's employment or other Status on account of the Optionee's Disability, and

                    (C) thirty (30) days shall have elapsed after the giving of such notice, and

                    (D) the Optionee shall not have resumed his duties on a full time basis prior to the expiration of such thirty
                         (30) day period.

               (ii) Termination by the Company.  Except as provided below, if
                    --------------------------
     Optionee's Status is terminated by the Company for any reason other than death or Permanent Disability, then, subject to Section 8(c), the Option shall terminate upon the earlier of the Expiration Date or the completion of three (3) months after the date of such Termination. However, if the Termination was for "cause," as defined below, the Option shall terminate immediately upon such Termination. For purposes hereof, "cause" shall mean termination of the Optionee's Status by the Company because of: (i) the Optionee's conviction for or plea of nolo contendere to any felony or crime involving moral turpitude, (ii) the Optionee's commission of an act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the Optionee's employment by the Company, (iii) the Optionee's commission of an act involving intentional misconduct on the part of the Optionee in the conduct of his duties, (iv) the Optionee's willful failure to execute lawful policies of the Company, (v) chronic alcoholism or any other form of addiction to drugs on the part of the Optionee, or (vi) a material breach by the Optionee of any material provision of any the Employment Agreement between Optionee and the Company dated as of May 11, 1995, as amended, modified or supplemented from time to time, or any other employment agreement to which he may from time to time be a party.

          (iii)  Voluntary Resignation.  If a Optionee's Status is terminated
                 ---------------------
due to the Optionee's resignation (as determined by the Board), then, subject to
Section 8(c), the Option shall terminate upon the earlier of the Expiration Date or the completion of three (3) months after the date of such Termination.

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          (b) Other Events Causing Termination of Option.  Notwithstanding
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anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company, or upon such later date as shall be determined by the Board:

                (i) the dissolution or liquidation of the Company; or

               (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

     3.  ADJUSTMENTS.  In the event that the outstanding securities of the class
         ------------
then subject to the Option are increased, decreased, or exchanged for or converted into cash, property, and/or a different number or kind of securities, or cash, property, and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, spin-off, spin-out, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 3(b) hereof, (A) a committee of the Board of Directors of the Company comprised solely of two or more directors who qualify as "outside directors" (as defined in Code Section 162(m)) and (B) a committee of the Board of Directors comprised solely of "non employee directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934) or the full Board of Directors (the "COMMITTEES") shall
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make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

     4.  EXERCISE.  Subject to stockholder approval within twelve months of the
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Date of Grant and subject also to Section 8 hereof, the Option shall be exercisable, in full or in part, at any time and from time to time after the date the Option is so approved by the stockholders of the Company and prior to the Expiration Date (unless earlier terminated pursuant to Section 2, but subject to Section 8(c)). The Option shall be exercisable during Optionee's lifetime only by Optionee, and after Optionee's death only by the person or entity entitled to do so under Optionee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "PURCHASED SHARES") and the aggregate
                                    ----------------
Exercise Price for such shares (the "EXERCISE NOTICE"), together with payment in
                                     ---------------
full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part:

          (i) with the prior approval of the Committees, by the delivery to the Company of a promissory note in a form and amount satisfactory to the Board, provided that the principal amount of such note shall not exceed the excess of such aggregate Exercise Price over and above the aggregate par value of the Purchased Shares; or

          (ii) with prior approval of the Committees, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then

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prohibited by the terms of any contractual obligation or legal restriction from purchasing or acquiring such shares of Common Stock.

     5.  PAYMENT OF WITHHOLDING TAXES.
         ----------------------------

          (a) If the Company is obligated to withhold an amount on account of any federal, state, or local tax, including, but not limited to, any income tax, F.I.C.A. tax, disability insurance tax, or other employment tax, imposed for any reason, including, without limitation, upon the exercise of the Option or subsequent disposition of the underlying stock, then the Optionee, upon the occurrence of the taxable event and providing the optionee is still an employee of the Company, shall pay the applicable withholding liability (the "WITHHOLDING
                                                                     -----------
LIABILITY") to the Company in cash or by check payable to the Company; provided,
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however, that, in the discretion of the Committees, Optionee may, pursuant to an irrevocable election of Optionee (a "WITHHOLDING ELECTION") made on or prior to
                                     --------------------
the date of such exercise, instead pay all or any part of the Withholding Liability by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim, or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited by the terms of any contractual obligation or legal restriction from purchasing or acquiring such shares of Common Stock. For purposes hereof, "FAIR MARKET VALUE" shall mean the average of the closing bid
                  -----------------
and asked quotation for the Common Stock as quoted through the NASD OTC Bulletin Board and National Quotation Bureau's pink sheets or, if quoted thereon, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System.

          (b) The Committees, in their sole discretion, may (1) impose such additional conditions under Section 4 and Section 5 as may be required to comply with Section 16 under the Exchange Act and the rules promulgated thereunder, and
(2) waive any of the restrictions in Section 4 and Section 5 in the event that either (A) the transaction would not result in liability under section 16(b) of the Exchange Act, or (B) the Optionee consents to liability thereunder and consents to disgorge any profits relating thereto to the Company.

          (c) The Committees shall have sole discretion to approve or disapprove any Withholding Election and may adopt such rules and regulations as are consistent with and necessary to implement the foregoing. The Committees may permit Optionee to make a Withholding Election to pay withholding taxes in excess of the minimum amount required by law, provided that the amount of withholding taxes so paid does not exceed the estimated total federal, state, and local tax liability of Optionee attributable to such exercise.

     6.  STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS.
         --------------------------------------------

          (a) Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if
(a)esuch shares have not been admitted to listing or approved for quotation upon official notice of issuance on each stock exchange or automated quotation system upon which shares of that class are then listed, or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party or other rules or regulations of the National Association of Securities Dealers, Inc. to which the Company is subject, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

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          (b) Optionee represents to the Company that Optionee is a bona fide resident of the State of Texas (the "STATE").  Notwithstanding anything to the
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contrary herein, this Agreement shall not become effective until the making of all applicable security filings under the laws of the state and the effectiveness thereof. Optionee shall promptly notify the Company in writing if the Optionee becomes a bonafide resident of any jurisdiction other than the State.

     7.  NONTRANSFERABILITY.  Neither the Option nor any interest therein may bE
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sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

     8.  RESTRICTIONS.  (a)  Except as otherwise permitted under Section 16 of
         ------------
the Exchange Act (including any rules promulgated thereunder), Optionee may not, if he is subject to liability under Section 16 of the Exchange Act, sell any Option Share issued hereunder until the expiration of the six (6) month period commencing on the Date of Grant, unless the same would either not result in liability under said Section 16 or the Optionee consents to such liability and consents to disgorge any profits relating thereto to the Company.

     (b) Optionee may not exercise this Option if, and to the extent that, Option Shares issued hereunder would constitute "Excess Common Stock" as defined in Article Nine of the Restated Bylaws of the Company (or any successor provision in the charter or bylaws of the Company or its successor in interest); provided, however, that with respect to that portion of the Option constituting the Incentive Stock Option, the restriction on exercise in this Section 8(b) shall not apply during the 90 day period immediately prior to the Expiration Date.

     (c) If pursuant to any provision hereof the Option would terminate on a date on which Optionee is prohibited from exercising all or a portion of the Option pursuant to Section 8(b), the term of the Option shall be extended with respect to that portion of the Option Shares which would constitute "Excess Common Stock" and shall terminate on the date which is 90 days after the date the Option may thereafter first be exercised with respect to such Option Shares without limitation pursuant to Section 8(b); provided that that portion of the Option constituting the Incentive Stock Option shall in any event expire on the Expiration Date.

     (d) Optionee acknowledges and agrees that the Option Shares issued hereunder shall be subject to the restrictions set forth in Article Nine of the Restated By-Laws of the Company (or any successor provision in the charter or bylaws of the Company or its successor in interest) and each certificate representing Option Shares will contain a legend substantially to the following effect (or as may be required to give notice of any successor provision in the charter or bylaws of the Company or its successor in interest):

          TRANSFER OF THESE SHARES IS SUBJECT TO RESTRICTIONS DESIGNED TO AVOID AN "OWNERSHIP CHANGE" WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. SUCH RESTRICTIONS ARE SET FORTH IN ARTICLE NINE OF THE RESTATED BYLAWS OF THE COMPANY. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY SUCH RESTRICTIONS. THE COMPANY WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE UPON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH RESTRICTIONS.

     (e) Optionee understands and acknowledges that the Option and Option Shares have not been registered under the Securities ACt of 1933, as amended (the "Securities Act"),

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or other applicable securities laws and represents that he is acquiring the
Option and will acquire the Option Shares for his own account for investment and not with a view to any distribution thereof. Optionee acknowledges that, unless issued pursuant to an effective registration statement, each certificate for Option Shares will contain a legend substantially to the following effect:

     THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

     9.  STOCKHOLDER RIGHTS.  No person or entity shall be entitled to vote,
         ------------------
receive dividends, or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

     10.  STATUS RIGHTS.  No provision of this Agreement or of the Option
          -------------
granted hereunder shall (a) confer upon Optionee any right to continue in his Status with the Company, (b) affect the right of the Company to Terminate the Status of Optionee, with or without cause, or (c) confer upon Optionee any right to participate in any employee benefit plan or other program of the Company.

     11.  NOTICES.  Any notice to be given to the Company shall be personally
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delivered to or addressed to the Secretary of the Company, at its principal office, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as the Optionee may hereafter designate in writing to the Company. Any notice to the Company is deemed given when received by the Company. Any notice to the Optionee is deemed given when enclosed in a properly sealed envelope addressed as aforesaid, and deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States.

     12.  SUCCESSOR AND ASSIGNS.  This Agreement shall inure to the benefit of
          ---------------------
and be binding upon the parties hereto and the Optionee's beneficiaries, heirs, executors, and administrators, and the Company's successors and assigns.

     13.  GOVERNING LAW.  This Agreement and the Option granted hereunder shall
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be governed by and construed and enforced in accordance with the laws of the
State of Nevada (except to the extent preempted by federal law).

                           [Signatures on next page]

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    IN WITNESS WHEREOF, the Company and Optionee have duly executed this
Agreement effective as of the Date of Grant.

                              USTRAILS INC.

                              BY:    /s/ Walter B. Jaccard
                                 --------------------------------

                                  Name:  Walter B. Jaccard
                                  Title: Vice President, General
                                         Counsel and Secretary


                                      /s/ William J. Shaw
                               ----------------------------------
                                  William J. Shaw, Optionee

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                                  Social Security Number


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                                  Address

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